DEBT	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
DEBT (Restated)

25.	DEBT

(in thousands of $)	2016	2015

Total long-term and short-term debt	1,772,053	1,835,907
Less: current portion of long-term debt and short-term debt	(451,454)	(491,398)
Long-term debt	1,320,599	1,344,509

The outstanding debt as of December 31, 2016 is repayable as follows:

Year ending December 31
(in thousands of $)
2017	674,257
2018	320,601
2019	165,083
2020	92,703
2021	173,877
2022 and thereafter	371,840
Total	1,798,361
Deferred finance charges	(26,308)
Total	1,772,053

The amounts repayable in 2017 includes $219.7 million of our convertible bonds maturing in March 2017. As further described in note 34, we closed a new $402.5 million five year convertible bond in February 2017 and a $150 million margin loan in March 2017. Accordingly, as a result of the refinancing, the carrying amount of $218.9 million has been reclassified to non-current debt on the face of the consolidated balance sheet.

At December 31, 2016 and 2015, our debt was as follows:

(in thousands of $)	2016	2015	Maturity date
Golar Arctic facility	72,900	80,200	2019
Golar Viking facility	57,292	62,500	2020
Convertible bonds	218,851	243,369	2017
FLNG Hilli facility	250,000	50,000	2018
Hilli shareholder loans:
- Keppel loan	44,066	44,066	2027
- B&V loan	5,000	5,000	2027
$1.125 billion facility:
- Golar Seal facility	—	106,612	2018/2025*
- Golar Celsius facility	—	107,020	2018/2025*
- Golar Crystal facility	101,280	111,941	2019/2026*
- Golar Penguin facility	—	118,144	2019/2026*
- Golar Bear facility	107,749	118,524	2019/2026*
- Golar Frost facility	109,415	120,357	2019/2026*
Subtotal	966,553	1,167,733
ICBC VIE loans:
- Golar Glacier facility	169,526	177,176	2017/2024**
- Golar Snow facility	170,566	178,566	2017/2025**
- Golar Kelvin facility	182,540	182,540	**
- Golar Ice facility	152,056	172,046	**
CCBFL VIE loan:
- Golar Seal facility	157,120	—	2026**
Total debt	1,798,361	1,878,061
Deferred finance charges	(26,308)	(42,154)
Total debt	1,772,053	1,835,907

* The commercial loan tranche matures earlier of the two dates, with the remaining balancing maturing at the latter date.
** This represents the total loan facilities drawn down by subsidiaries of ICBC and by CCBFL which we consider as VIEs. We determined that we are the primary beneficiary of these VIEs, as we are expected to absorb the majority of the VIEs’ losses and residual gains associated with the vessels sold and leased backed from them. Accordingly, these VIEs and their related loan facilities are consolidated in our results. In consolidating these VIEs, on a quarterly basis, we must make assumptions regarding (i) the debt amortization profile; (ii) the interest rate to be applied against the VIEs’ debt principal; and (iii) the VIE’s application of cash receipts. Our estimates are therefore dependent upon the timeliness of receipt and accuracy of financial information provided by these lessor VIE entities. Upon receipt of the audited financial statements of the lessor VIEs, we will make a true-up adjustment for any material differences.

Golar Arctic facility

In December 2014, we entered into a secured loan facility for $87.5 million for the purpose of refinancing the Golar Arctic. The Golar Arctic facility bears interest at LIBOR plus a margin of 2.25% and is repayable in quarterly installments over a term of five years with a final balloon payment of $52.8 million due in December 2019.

Golar Viking facility

In December 2015, we entered into a $62.5 million secured loan facility, with certain lenders, to finance the Golar Viking upon repossession of the vessel from Equinox. The facility is repayable in quarterly installments over a term of five years with a final balloon payment of $37.8 million due in December 2020. This facility bears interest at LIBOR plus a margin of 2.5%.

Convertible bonds

In March 2012, we completed a private placement offering for convertible bonds, for gross proceeds of $250.0 million. On inception we recognized a liability of $221.9 million and an equity portion of $25.0 million. The liability component is recorded at its present value (discounted using an equivalent borrowing rate which does not include the conversion option) and the accretion from its initial discounted value to par. The equity component is valued as the residual of par less the liability value. The impact of this treatment over the life of the instrument is to increase the interest charge to a "normalized" interest rate as the discount on the liability unwinds over the period to settlement. These convertible bonds have an annual coupon rate of 3.75% which is payable quarterly in arrears and have a conversion price of $55.0. We declared dividends of $0.20 and $1.40 relating to the years ended December 31, 2016 and 2015, respectively. The conversion price was adjusted from $45.82 to $45.37 effective on December 31, 2016. At December 31, 2016, we have secured 13.0 million of our holdings in the common units of Golar Partners against these convertible bonds. At December 31, 2016, we had redeemed $30.3 million of the convertible bonds, with the remaining convertible bonds being fully redeemed by March 6, 2017. In addition, please refer to note 20 for details of our restricted cash balances.

FLNG Hilli facility

In September 2015, in connection with the conversion of the Hilli to a FLNG, we entered into agreements with a subsidiary of CSSCL for a pre-delivery credit facility and post-delivery sale and leaseback financing. Both the pre-delivery facility and the post-delivery sale and leaseback financings are dependent upon certain conditions precedent before drawing down, in the case of the pre-delivery financing, or execution of the sale and leaseback, in the case of the post-delivery financing.

Hilli pre-delivery facility

Under the pre-delivery credit facility, a subsidiary of CSSCL will lend us up to $700 million or 60% of the initial project budget for the conversion of the Hilli to partly finance the costs of conversion. The credit facility is non-amortizing with the principal payable at the earlier of August 30, 2018 or sale of the converted Hilli to a subsidiary of CSSCL under the sale and leaseback arrangement (described below under “Hilli post-delivery sale and leaseback financing”). The facility bears interest at a fixed rate of 6.25% per annum. Having satisfied all conditions precedent, we completed our first drawdown on the facility. During 2016, further drawdowns were completed and, accordingly, as of December 31, 2016, the balance outstanding under the pre-delivery facility was $250 million. Subsequent drawdowns are dependent upon reaching further conversion milestones relating to project spend.

Hilli post-delivery sale and leaseback financing

Pursuant to a memorandum agreement with a subsidiary of CSSCL, we have agreed to sell the converted Hilli upon satisfaction of certain conditions precedent on or before August 30, 2018, for the purchase price of $1.2 billion. The proceeds of this sale will be used, in part, to pay off the Hilli pre-delivery financing described above. We will subsequently lease back the vessel on a bareboat charter for a term of 10 years. We have options to repurchase the vessel throughout the charter term, commencing from the fifth year anniversary of the commencement of the bareboat charter, with an obligation to repurchase the vessel at the end of the ten year lease period.

Hilli shareholder loans

Keppel loan

In September 2014, our subsidiary, Golar GHK Lessors Limited ("GGHK"), entered into a Sale and Purchase Agreement with KSI Production Pte Ltd (''KSI''), a subsidiary of Keppel, to sell 10% of its ownership in Golar Hilli Corporation ("Hilli Corp") for $21.7 million. In consideration KSI paid the equity value of the shares and acquired a portion of the loans made by GGHK to Hilli Corp. The loan amounted to $21.7 million and is shown under "Long-term debt" in our consolidated financial statements. The loan bears interest at 6% per annum. Installment payments of 2.5% of the value of the loan are payable on a six-monthly basis beginning 12 months after final acceptance of the FLNG with a balloon payment 120 months after final acceptance. Since September 2014 through to December 31, 2015, additional cash calls have been issued to meet funding requirements relating to the conversion of the Hilli to a FLNG. However, during 2015, due to surplus cash balances it was agreed by the Hilli Corp shareholders to return an amount of surplus cash to both KSI and Golar. The amount to be returned to KSI was $9 million and resulted in a decrease in the Keppel loan by the same(1). Accordingly, as of December 31, 2016 and 2015, the balance outstanding under the Keppel shareholder loan was $44.1 million.

(1) As of December 31, 2016, $6.5 million surplus cash remains to be returned to KSI and is captured within “Other current liabilities” (see note 24).

B&V loan

In November 2014, our subsidiary, GGHK, entered into a Sale and Purchase Agreement with Black & Veatch International Company (''B&V'') to sell 11 shares of the registered issued share capital of Hilli Corp for $5.0 million. In consideration B&V paid the equity value of the shares and acquired a portion of the loans made by GGHK to Hilli Corp. The loan amounted to $5.0 million and is shown under "Long-term debt" in our consolidated financial statements. The loan bears interest at 6% per annum. Installment payments of 2.5% of the value of the loan is payable on a six-monthly basis beginning 12 months after final acceptance of the FLNG with a balloon payment 120 months after final acceptance.

$1.125 billion facility

In July 2013, we initially entered into a $1.125 billion facility to fund eight of our newbuildings. Following our contribution of our subsidiaries that own the Golar Celsius and Golar Penguin to Golar Power, the subsidiaries continue to owe the debt associated with the Golar Celsius and Golar Penguin to the lenders under this $1.125 billion loan facility, which we guarantee. The facility bears interest at LIBOR plus a margin. The facility is divided into three tranches, with the following general terms:

Tranche	Amount	Proportion of facility	Term of loan from date of drawdown	Repayment terms
K-Sure	$449.0 million	40%	12 years	Six-monthly installments
KEXIM	$450.0 million	40%	12 years	Six-monthly installments
Commercial	$226.0 million	20%	5 years	Six-monthly installments, unpaid balance to be refinanced after 5 years

The facility bears interest at LIBOR plus a margin of 2.10% for the K-Sure tranche of the facility and 2.75% for both the KEXIM and commercial tranche of the loan.

The K-Sure tranche is funded by a consortium of lenders of which 95% is guaranteed by a Korean Trade Insurance Corporation (or K-Sure) policy; the KEXIM tranche is funded by the Export Import Bank of Korea (or KEXIM). Repayments under the K-Sure and KEXIM tranches are due semi-annually with a twelve year repayment profile. The commercial tranche is funded by a syndicate of banks and is for a term of five years from date of drawdown with a final balloon payment of $131.0 million depending on drawdown dates on certain vessels. In the event the commercial tranche is not refinanced prior to the end of the five years, KEXIM has an option to demand repayment of the balance outstanding under the KEXIM tranche.

The facility is further divided into vessel-specific tranches dependent upon delivery and drawdown, with each borrower being the subsidiary owning the respective vessel. Upon delivery of a newbuild, we have the ability to drawdown on the facility. On drawdown, the vessel will become secured against the facility. A commitment fee is chargeable on any undrawn portion of this facility. By December 31, 2014, all eight vessels had been delivered and the facility had been fully drawn down.

Date of drawdown	Vessel	$1.125 billion facility	Amount drawn down
October 2013	Golar Seal*	$133.2 million	$127.9 million
October 2013	Golar Celsius**	$133.2 million	$128.4 million
May 2014	Golar Crystal	$133.2 million	$127.9 million
September 2014	Golar Penguin**	$133.2 million	$128.9 million
September 2014	Golar Bear	$133.2 million	$129.3 million
October 2014	Golar Frost	$134.8 million	$131.3 million
February 2014	Golar Igloo***	$161.3 million	$161.3 million
December 2014	Golar Eskimo****	$162.8 million	$162.8 million
As at December 2014		$1,125 million	$1,098 million

* In March 2016, we completed the refinancing of the Golar Seal, which provided approximately $50 million excess cash to liquidity.
** In July 2016, we closed the transaction forming the 50/50 joint venture, Golar Power, with investment vehicles affiliated with the private equity firm Stonepeak, and, as part of the transaction, we deconsolidated the net assets relating to the Golar Celsius and Golar Penguin (see note 7). The Golar Celsius and Golar Penguin debts were assumed by Golar Power, however we continue to guarantee this debt.
*** In March 2014, we sold the Golar Igloo to Golar Partners. The Golar Igloo debt of $161.3 million was assumed by Golar Partners.
**** In January 2015, we completed the sale of our interests in the companies that own and operate the Golar Eskimo to Golar Partners. The adjusted consideration for the sale was $388.8 million less Golar Partners’ assumption of the Golar Eskimo debt (see note 6).

ICBC VIE loans

The following loans relate to ICBCL lessor entities that we consolidate as variable interest entities (“VIEs”). Although we have no control over the funding arrangements of these ICBCL entities, we consider ourselves the primary beneficiary of these VIEs and we are therefore required to consolidate these loan facilities into our financial results. Refer to note 4 for additional information.

Golar Glacier facility

In October 2014, the special purpose vehicle ("SPV"), Hai Jiao 1401 Limited, which owns the Golar Glacier, entered into secured financing agreements for $184.8 million consisting of a senior and junior facilities which are denominated in USD. The senior loan facility of $153 million is a 10 year non-recourse loan provided by ICBC Brussels, with first priority mortgage on the Golar Glacier. The facility bears interest at LIBOR plus a margin and is repayable in semi-annual installments with a balloon payment on maturity. The short-term junior loan facility of $31.8 million is provided by ICBCIL Finance Co., a related party of ICBCL. The junior loan facility bears interest at 6% and is repayable on demand.

Golar Snow facility
In January 2015, the SPV, Hai Jiao 1402 Limited, which owns the Golar Snow, entered into secured financing agreements for $182.6 million consisting of senior and junior loan facilities which are denominated in USD. The senior loan facility of $160.0 million is a 10 year non-recourse loan provided by ICBC Brussels, with a first priority mortgage on the Golar Snow. The senior loan facility bears interest at LIBOR plus a margin and is repayable in semi-annual installments with a balloon payment on maturity. The junior loan facility of $22.6 million is provided by ICBCIL Finance Co., a related party of ICBCL. The junior loan facility bears interest at 6% and is repayable on demand.

Golar Kelvin facility
In January 2015, the SPV, Hai Jiao 1405 Limited, which owns the Golar Kelvin, entered into a secured financing agreement for $182.5 million. The loan facility is provided by ICBCIL Finance Co., a related party of ICBCL. The loan facility is denominated in USD, bears interest at 6% and is repayable on demand.

Golar Ice facility

In February 2015, the SPV, Hai Jiao 1406 Limited, which owns the Golar Ice, entered into a secured financing agreement for $172.0 million. The loan facility is provided by Skysea Malta Capital, a related party of ICBCL. The loan facility is denominated in USD, bears interest at 3.00% and is repayable on demand.

CCBFL VIE loan

The following loan relates to the CCBFL lessor entity that we consolidate as a VIE. Although we have no control over the funding arrangements of this CCBFL entity, we consider ourselves the primary beneficiary of this VIE and we are therefore required to consolidate this loan facility into our financial results. Refer to note 4 for additional information.

Golar Seal facility

In March 2016, the SPV, Seal SPV, which owns the Golar Seal, entered into a long-term loan facility for $162.4 million. The loan facility is denominated in USD, is a 10 year loan, bears interest at LIBOR plus a margin and is repayable in quarterly installments with a balloon payment on maturity.

CMBL VIE loan

In November 2015, the SPV, Sea 24 Leasing Co Ltd, which owns the Golar Tundra, entered into a secured financing agreement. The loan facility is denominated in USD, bears interest at LIBOR plus a margin and was repayable in 2016. In April 2016, Sea 24 Leasing Co Ltd refinanced its debt facilities and entered into long-term debt facilities (the “Tundra Lessor VIE Debt facilities”). The Tundra Lessor VIE Debt facilities bear interest at LIBOR plus a margin and are repayable as balloon payments on maturity. However, as of December 31, 2015 and onwards, the Tundra Lessor VIE Debt facilities have been classified within "liabilities held for sale - current" in connection with the disposal of the Golar Tundra to Golar Partners in May 2016. Refer to note 19 for additional detail.

Debt restrictions

Certain of our debts are collateralized by ship mortgages and, in the case of some debt, pledges of shares by each guarantor subsidiary. The existing financing agreements impose operating and financing restrictions which may significantly limit or prohibit, among other things, our ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, engage in mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or pay dividends without the consent of the lenders. In addition, lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in the financing agreements. Many of our debt agreements contain certain covenants, which require compliance with certain financial ratios. Such ratios include current assets: liabilities and equity ratio covenants and minimum free cash restrictions. With regards to cash restrictions, we have covenanted to retain at least $50.0 million of cash and cash equivalents on a consolidated group basis. In addition, there are cross default provisions in certain of our and Golar Partners loan and lease agreements.

In addition to mortgage security, some of our debt is also collaterized through pledges of equity shares by our guarantor subsidiaries.

As of December 31, 2016, we were in compliance with all our covenants under our various loan agreements.